UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2009

Legg Mason Partners

Core Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset Core Bond Fund. There will be no changes in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended July 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as the preliminary estimate for GDP was a 1.0% decline. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 6.7 million jobs have been shed and we have experienced nineteen consecutive months of job losses. In addition, the unemployment rate remains high, reported as 9.4% in July 2009.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the third consecutive month in June 2009. In addition, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and job losses in July 2009 were the lowest monthly amount since August 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Core Bond Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended July 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.52% and 3.99%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on January 31, 2009, two- and ten-year Treasury yields were 0.94% and 2.87%, respectively. During the second half of the period, Treasury yields generally

II	Legg Mason Partners Core Bond Fund

moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.13% and 3.52%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended July 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 7.85%.

The high-yield bond market produced positive results for the twelve months ended July 31, 2009. After generating extremely poor results from September through November 2008, the asset class posted positive returns during seven of the last eight months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the twelve months ended July 31, 2009, the Citigroup High Yield Market Indexv returned 4.23%.

After falling sharply in September and October 2008, emerging market debt prices rallied sharply — posting positive returns during eight of the last nine months of the reporting period. This was triggered by firming and, in some cases, rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended July 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.24%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Legg Mason Partners Core Bond Fund	III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 28, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Legg Mason Partners Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income. Under normal market conditions, the Fund invests at least 80% of its assets in debt and fixed-income securities of various maturities and related investments which may include U.S. government obligations, U.S. dollar-denominated sovereign debt; U.S. dollar-denominated U.S. and foreign corporate debt; securitized corporate loan participations; structured instruments; mortgage-backed and asset-backed securities; municipal securities; convertible securities and preferred stock. In addition, the Fund may invest in warrants.

The Fund anticipates that all securities it purchases will be investment grade securities. The Fund may invest in securities of any maturity. The average effective durationi of the Fund is generally expected to range within 20% of the duration of the domestic bond market as a whole, typically three to six years, depending on our expectation regarding interest rates.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate.

As the reporting period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investor risk aversion further intensified from September through November 2008 given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market performed extremely poorly, as spreads in many sectors widened to record high levels.

Legg Mason Partners Core Bond Fund 2009 Annual Report	1

Fund overview continued

During the second half of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveiii. This was due to less demand for these securities as risk aversion abated and, with respect to longer-term Treasuries, because of concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. A return to more normal market conditions, including improved liquidity and signs that the economy might be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in the first half of the fiscal year, many of the spread sectors recouped a large portion of their earlier losses over the last six months of the reporting period.

Q. How did we respond to these changing market conditions?

A. We proactively managed the Fund’s portfolio using our fundamental, value-oriented investment philosophy. For example, we reduced our exposure to agency mortgage-backed securities to a more neutral position versus the Barclays Capital U.S. Aggregate Indexiv, the Fund’s benchmark. We felt that these securities were not as attractively valued, as they had sharply rallied due to the Fed’s direct purchase of agencies. We also reduced the Fund’s non-agency mortgage exposure as the sector continued to perform poorly, although it did appear to stabilize somewhat late in the fiscal year. In contrast, we increased the Fund’s cash position as well as its exposure to investment grade corporate bonds.

During the reporting period, we utilized U.S. Treasury and Eurodollar futures and options, as well as credit default swaps and interest rate swaps. The U.S. Treasury and Eurodollar futures and options and interest rate swaps were used to manage the Fund’s duration and to maintain a particular shape of the yield curve. Over the period, we maintained a duration position that was longer than that of the Fund’s benchmark and employed a yield curve steepening strategy. Credit default swaps were used to increase our exposure to investment grade bonds and to modestly hedge the Fund’s exposure to commercial mortgage-backed securities. Our duration positioning was a slight detractor from results, while our curve steepening strategy added to performance. Our credit default swaps had a modest negative impact on the Fund’s performance. Overall, the use of derivatives contributed to performance during the period as the gains earned in the curve positioning strategy more than offset the small losses from our duration positioning and use of credit default swaps.

2	Legg Mason Partners Core Bond Fund 2009 Annual Report

Performance review

For the twelve months ended July 31, 2009, Class A shares of Legg Mason Partners Core Bond Fund, excluding sales charges, returned 5.41%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 7.85% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 5.66% over the same time frame.

PERFORMANCE SNAPSHOT as of July 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Core Bond Fund — Class A Shares	9.52%	5.41%
Barclays Capital U.S. Aggregate Index	4.47%	7.85%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	8.28%	5.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 9.11%, Class C shares returned 9.19% and Class R shares returned 9.10% over the six months ended July 31, 2009. Excluding sales charges, Class B shares returned 4.69%, Class C shares returned 4.86% and Class R shares returned 4.84% over the twelve months ended July 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

The 30-Day SEC Yields for the period ended July 31, 2009 for Class A, B, C and R shares were 3.48%, 3.03%, 3.26% and 2.95%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class R shares were 0.96%, 1.54%, 1.41% and 1.18%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to performance was the Fund’s exposure to “fallen angels.” These are investment grade corporate bonds that were subsequently downgraded to non-investment grade status. We were

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 583 funds for the six-month period and among the 564 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Core Bond Fund 2009 Annual Report	3

Fund overview continued

rewarded for maintaining our disciplined long-term investment approach, as we felt that these securities remained attractive from a risk/reward perspective. This benefited our performance as these securities, which included Ford Motor Credit Co., GMAC LLC and Sprint Capital Corp., generated exceptionally strong results during the second half of the fiscal year.

From a sector perspective, the Fund’s agency mortgage-backed securities contributed to relative performance. Elsewhere, our yield curve positioning was beneficial as we correctly anticipated that the yield curve would steepen, with shorter-term rates falling more than their longer-term counterparts.

Q. What were the leading detractors from performance?

A. The Fund’s investment grade bond exposure detracted from relative results during the fiscal year. This was, in part, due to security selection of several holdings in the Financials sector. In addition, the Fund’s non-agency securities performed poorly during the reporting period.

While the Fund’s commercial mortgage-backed securities contributed to performance late in the reporting period, it was not enough to overcome their weakness earlier in the fiscal year. We continue to maintain this exposure, as we believe they continue to be attractively valued.

The Fund’s investment in U.S. Treasury Inflation-Protected Securities (“TIPS”)v produced mixed results during the reporting period. These securities initially performed well due to inflation concerns, as the price of oil hit record highs in the summer of 2008. However, fears of inflation were replaced by fears of deflation given the severe global recession. Against this backdrop, TIPS performed poorly. However, toward the end of the fiscal year, concerns over future inflation caused TIPS prices to rally. Overall, our TIPS exposure was a detractor from performance during the twelve months ended July 31, 2009.

Thank you for your investment in Legg Mason Partners Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 18, 2009

4	Legg Mason Partners Core Bond Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2009 were: Morgage-Backed Securities (34.9%), Corporate Bonds & Notes (30.7%), U.S. Government & Agency Obligations (18.6%), Collateralized Mortgage Obligations (14.3%) and U.S. Treasury Inflation Protected Securities (3.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign issuers may involve additional risks compared to investments in securities of U.S. issuers, including currency fluctuations and changes in political and economic conditions. Convertible securities are subject to both the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Partners Core Bond Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2009 and July 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Partners Core Bond Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2009 and held for the six months ended July 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	9.52%	$1,000.00	$1,095.20	0.96%	$4.99
Class B	9.11	1,000.00	1,091.10	1.55	8.04
Class C	9.19	1,000.00	1,091.90	1.38	7.16
Class R	9.10	1,000.00	1,091.00	1.55	8.04

[1]	For the six months ended July 31, 2009.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Core Bond Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.03	0.96%	$4.81
Class B	5.00	1,000.00	1,017.11	1.55	7.75
Class C	5.00	1,000.00	1,017.95	1.38	6.90
Class R	5.00	1,000.00	1,017.11	1.55	7.75

[1]	For the six months ended July 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Core Bond Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS R
Twelve Months Ended 7/31/09	5.41%	4.69%	4.86%	4.84%
Five Years Ended 7/31/09	3.58	3.00	3.11	N/A
Ten Years Ended 7/31/09	5.71	5.25	5.21	N/A
Inception* through 7/31/09	5.05	4.67	4.56	1.00

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS R
Twelve Months Ended 7/31/09	0.90%	0.19%	3.86%	4.84%
Five Years Ended 7/31/09	2.69	2.83	3.11	N/A
Ten Years Ended 7/31/09	5.25	5.25	5.21	N/A
Inception* through 7/31/09	4.65	4.67	4.56	1.00

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/99 through 7/31/09)		74.17%
Class B (7/31/99 through 7/31/09)		66.84
Class C (7/31/99 through 7/31/09)		66.14
Class R (Inception date of 12/28/06 through 7/31/09)		2.61

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, Class B and Class C shares is February 27, 1998 and the inception date for Class R shares is December 28, 2006.

Legg Mason Partners Core Bond Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS CORE BOND FUND VS. BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — July 1999 - July 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on July 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Core Bond Fund 2009 Annual Report

Schedule of investments

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 34.9%
	FHLMC — 5.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
$117,663	5.000% due 12/1/34(a)	$120,913
773,517	5.271% due 1/1/36(a)(b)	808,677
128,840	6.135% due 1/1/37(a)(b)	137,736
530,761	5.861% due 2/1/37(a)(b)	559,648
513,639	5.896% due 4/1/37(a)(b)	542,449
2,531,568	5.554% due 1/1/38(a)(b)	2,659,366
	Gold:
181,267	4.500% due 4/1/19(a)	188,539
874,843	5.000% due 7/1/20-9/1/35(a)	912,806
7,528,513	5.500% due 11/1/35-4/1/38(a)	7,810,957
	Total FHLMC	13,741,091
	FNMA — 24.5%
	Federal National Mortgage Association (FNMA):
4,863,318	5.500% due 12/1/17-8/1/38(a)	5,050,908
9,398,939	5.000% due 10/1/20-3/1/36(a)	9,669,013
3,845,797	6.000% due 8/1/21-7/1/38(a)	4,048,582
7,700,000	5.500% due 8/18/24(a)(c)	8,066,951
100,000	6.000% due 8/18/24(a)(c)	106,047
69,987	4.500% due 9/1/35(a)	70,663
4,953,932	6.500% due 1/1/36-10/1/37(a)	5,306,964
1,614,231	5.763% due 9/1/36(a)(b)	1,679,186
99,713	5.526% due 12/1/36(a)(b)	103,546
28,300,000	5.000% due 8/13/39(a)(c)	28,958,852
	Total FNMA	63,060,712
	GNMA — 5.1%
	Government National Mortgage Association (GNMA):
215,481	6.000% due 11/15/28-12/15/33	226,901
154,423	6.500% due 2/15/32	166,542
554,912	5.000% due 8/15/33-5/15/34	573,059
300,000	5.000% due 8/20/39(c)	308,016
1,700,000	5.500% due 8/20/39(c)	1,768,530
7,700,000	6.000% due 8/20/39(c)	8,084,532
	Government National Mortgage Association (GNMA) I:
224,111	6.000% due 3/15/33	235,847
51,145	5.000% due 9/15/33	52,831
1,613,625	5.500% due 2/15/35	1,684,880
	Total GNMA	13,101,138
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $87,626,681)	89,902,941

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	11

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

ASSET-BACKED SECURITIES — 2.6%
FINANCIALS — 2.6%
	Credit Card — 0.4%
$1,020,000	Washington Mutual Inc. Master Note Trust, 0.318% due 9/15/13(b)(d)	$1,019,100
	Home Equity — 1.6%
24,305	ABFS Mortgage Loan Trust, 0.785% due 4/25/34(b)(d)	19,522
224,414	ACE Securities Corp., 0.385% due 6/25/36(b)	28,890
374,067	Argent Securities Inc., 0.395% due 5/25/36(b)	358,338
550,690	Bear Stearns Asset-Backed Securities Trust, 0.615% due 12/25/44(b)	478,988
1,050,000	Countrywide Asset-Backed Certificates, 5.669% due 5/25/36(b)	411,139
39,379	Credit-Based Asset Servicing and Securitization LLC, 6.647% due 2/3/29(b)(d)	19,690
	GMAC Mortgage Corp. Loan Trust:
436,210	1.035% due 2/25/31(b)(d)	174,045
1,282,976	0.495% due 11/25/36(b)	393,676
	Lehman XS Trust:
184,326	0.415% due 6/25/37(b)	117,171
77,570	0.355% due 6/25/46(b)	54,299
	Morgan Stanley Mortgage Loan Trust:
485,366	0.405% due 10/25/46(b)	406,774
1,310,452	0.455% due 1/25/47(b)	676,450
	RAAC Series:
223,946	0.555% due 5/25/36(b)(d)	77,284
114,766	0.625% due 7/25/37(b)(d)	112,629
1,053,139	0.635% due 2/25/46(b)(d)	635,617
379,242	Terwin Mortgage Trust, 4.392% due 10/25/37(b)	28,231
	Total Home Equity	3,992,743
	Student Loan — 0.6%
56,457	Brazos Higher Education Authority Inc., 0.638% due 9/26/16(b)	52,230
1,118,908	Countrywide Asset-Backed Certificates, 0.625% due 9/25/35(b)(d)	462,109
602,890	JPMorgan Mortgage Acquisition Corp., 0.475% due 5/25/35(b)	503,644
24,498	MSCC HELOC Trust, 0.475% due 7/25/17(b)	10,346
490,000	Nelnet Student Loan Trust, 2.572% due 4/25/24(b)	484,297
65,854	SLM Student Loan Trust, 1.102% due 10/25/17(b)	65,854
30,882	Wachovia Asset Securitization Inc., 0.655% due 9/27/32(b)	14,983
	Total Student Loan	1,593,463
	TOTAL ASSET-BACKED SECURITIES (Cost — $10,407,830)	6,605,306

See Notes to Financial Statements.

12	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.3%
$1,463,023	American Home Mortgage Assets, 0.495% due 10/25/46(b)	$547,241
431,463	Banc of America Alternative Loan Trust, 5.900% due 10/25/36(b)	421,538
	Banc of America Commercial Mortgage Inc.:
500,000	4.668% due 7/10/43	471,243
370,000	5.889% due 7/10/44(b)	305,585
2,300,000	5.372% due 9/10/45(b)	2,181,039
110,000	5.620% due 2/10/51	100,864
	Banc of America Funding Corp.:
194,509	3.433% due 6/20/35(b)	87,001
317,400	5.791% due 10/25/36	275,247
1,262,530	4.518% due 9/20/46(b)	656,516
	Banc of America Mortgage Securities Inc.:
477,474	5.172% due 12/25/34(b)	387,791
126,960	5.227% due 2/25/35(b)	97,077
129,139	Bayview Financial Acquisition Trust, 0.915% due 5/28/44(b)	100,271
120,000	Bear Stearns Commercial Mortgage Securities Inc., 5.405% due 12/11/40(b)	118,958
	Countrywide Alternative Loan Trust:
75,420	4.250% due 3/25/34	70,819
500,406	0.675% due 10/25/34(b)	241,140
187,632	0.545% due 7/25/35(b)	97,147
193,688	0.635% due 9/25/35(b)	103,907
952,120	0.555% due 1/25/36(b)	468,762
1,383,119	0.499% due 5/20/46(b)	677,465
2,221,557	0.475% due 7/25/46(b)	1,073,608
896,077	0.475% due 8/25/46(b)	435,178
1,711,601	2.060% due 11/25/46(b)	552,149
1,691,599	0.415% due 3/25/47(b)	772,053
	Countrywide Home Loan Mortgage Pass-Through Trust:
156,278	0.575% due 4/25/35(b)	83,758
155,119	0.585% due 5/25/35(b)	77,220
	Countrywide Home Loans:
97,778	0.585% due 3/25/35(b)	48,569
149,222	3.815% due 4/25/35(b)	41,782
1,247,049	0.685% due 9/25/35(b)(d)	827,132
	Credit Suisse Mortgage Capital Certificates:
500,000	5.551% due 2/15/39(b)	481,054
2,190,000	5.810% due 9/15/39(b)	1,638,332
400,000	5.694% due 9/15/40(b)	360,354

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	13

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

$930,000	Deutsche Mortgage Securities Inc., 5.119% due 6/26/35(b)(d)	$610,218
323,457	Downey Savings & Loan Association Mortgage Loan Trust, 2.130% due 4/19/36(b)(e)	111,227
360,000	GE Capital Commercial Mortgage Corp., 5.334% due 11/10/45(b)	344,712
	Greenpoint Mortgage Funding Trust:
131,760	0.505% due 6/25/45(b)	59,106
45,786	0.545% due 10/25/45(b)	24,369
1,334,687	0.365% due 2/25/47(b)	713,381
200,000	GS Mortgage Securities Corp. II, 4.680% due 7/10/39	201,574
	GSMPS Mortgage Loan Trust:
329,714	0.635% due 1/25/35(b)(d)	201,191
188,984	0.635% due 3/25/35(b)(d)(e)	118,115
	Harborview Mortgage Loan Trust:
151,441	0.629% due 6/20/35(b)	82,329
647,922	0.499% due 11/19/36(b)	301,309
1,929,448	0.439% due 3/19/38(b)	900,531
234,049	3.230% due 6/19/45(b)	102,982
720,419	Homestar Mortgage Acceptance Corp., 0.735% due 7/25/34(b)	424,546
881,041	Indymac INDA Mortgage Loan Trust, 6.142% due 11/25/37(b)	607,258
100,896	Indymac Index Mortgage Loan Trust, 5.099% due 9/25/35(b)	62,285
	JPMorgan Chase Commercial Mortgage Securities Corp.:
100,000	5.280% due 1/12/43(b)	95,575
1,520,000	5.420% due 5/15/49	1,303,807
1,820,000	JPMorgan Commercial Mortgage Securities Corp., 5.429% due 12/12/43	1,562,566
644,904	JPMorgan Mortgage Trust, 4.594% due 6/25/34(b)	592,478
	LB-UBS Commercial Mortgage Trust:
200,000	4.664% due 7/15/30	198,201
140,000	4.739% due 7/15/30	132,934
660,000	5.347% due 11/15/38	560,283
	Lehman XS Trust:
158,177	0.585% due 12/25/35(b)	38,362
1,166,080	0.545% due 2/25/46(b)	557,082
494,602	Luminent Mortgage Trust, 0.525% due 4/25/36(b)	233,128
873,555	Mach One Trust Commercial Mortgage-Backed Securities, 1.285% due 5/28/40(b)(d)(f)	18,336
546,076	MASTR ARM Trust, 0.485% due 5/25/47(b)	246,594
	MASTR Reperforming Loan Trust:
163,045	7.000% due 8/25/34(d)	180,024
1,334,834	0.635% due 5/25/35(b)(d)	921,860
95,775	Merrill Lynch Mortgage Investors Inc., 5.271% due 12/25/35(b)	74,465

See Notes to Financial Statements.

14	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

$120,000	Merrill Lynch Mortgage Trust, 5.656% due 5/12/39(b)	$108,205
1,260,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51(b)	994,360
	Morgan Stanley Capital I:
240,000	4.989% due 8/13/42	230,836
1,640,000	5.332% due 12/15/43	1,303,173
500,000	5.692% due 4/15/49(b)	377,839
	Morgan Stanley Mortgage Loan Trust:
681,516	5.274% due 10/25/34(b)	498,203
594,691	5.274% due 10/25/34(b)	482,977
1,314,192	Mortgage IT Trust, 0.605% due 2/25/35(b)	927,668
660,722	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	458,198
	Prime Mortgage Trust:
769,073	5.500% due 5/25/35(d)	606,362
452,702	6.000% due 5/25/35(d)	316,692
1,623,849	Residential Accredit Loans Inc., 0.445% due 1/25/37(b)	650,968
	Structured Asset Mortgage Investments Inc.:
1,839,821	0.495% due 8/25/36(b)	904,279
604,750	0.465% due 9/25/47(b)	248,223
102,401	Structured Asset Securities Corp., 0.635% due 6/25/35(b)	99,253
	Thornburg Mortgage Securities Trust:
221,576	6.190% due 9/25/37(b)	161,074
224,957	6.207% due 9/25/37(b)	166,245
	Washington Mutual Inc.:
930,000	5.239% due 1/25/36(b)	557,972
138,033	0.515% due 4/25/45(b)	83,527
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
659,476	5.501% due 9/25/36(b)	487,956
1,185,583	5.581% due 12/25/36(b)	833,757
116,590	0.555% due 7/25/45(b)	62,116
410,838	0.605% due 8/25/45(b)	236,908
211,633	0.575% due 10/25/45(b)	121,327
247,432	0.575% due 12/25/45(b)	128,585
588,034	2.050% due 5/25/47(b)	117,607
401,364	1.960% due 6/25/47(b)(e)	173,405
41,115	Washington Mutual Inc., MSC Pass-Through Certificates, 7.000% due 3/25/34	39,854
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $56,987,350)	36,759,197

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	15

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 30.7%
CONSUMER DISCRETIONARY — 1.4%
	Media — 1.4%
	Comcast Corp.:
	Notes:
$170,000	6.500% due 1/15/15	$188,117
900,000	5.875% due 2/15/18	968,607
110,000	Senior Notes, 6.500% due 1/15/17	121,398
	News America Inc., Senior Notes:
40,000	6.200% due 12/15/34	39,238
30,000	6.650% due 11/15/37	31,192
290,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	350,684
	Time Warner Cable Inc.:
300,000	Debenture, 7.300% due 7/1/38	345,297
	Senior Notes:
720,000	8.750% due 2/14/19	894,958
330,000	8.250% due 4/1/19	401,513
	Time Warner Inc.:
25,000	Senior Debentures, 7.700% due 5/1/32	27,759
175,000	Senior Subordinated Notes, 6.875% due 5/1/12	191,133
	TOTAL CONSUMER DISCRETIONARY	3,559,896
CONSUMER STAPLES — 1.5%
	Beverages — 0.6%
960,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	1,103,847
460,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	579,897
	Total Beverages	1,683,744
	Food & Staples Retailing — 0.8%
250,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	279,707
	CVS Pass-Through Trust, Secured Notes:
441,299	6.036% due 12/10/28	409,510
756,481	6.943% due 1/10/30	735,634
	Wal-Mart Stores Inc., Notes:
420,000	5.800% due 2/15/18	464,475
170,000	6.200% due 4/15/38	190,381
	Total Food & Staples Retailing	2,079,707
	Tobacco — 0.1%
220,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	228,783
	TOTAL CONSUMER STAPLES	3,992,234

See Notes to Financial Statements.

16	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

ENERGY — 4.9%
	Energy Equipment & Services — 0.6%
$610,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	$720,795
30,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17(d)	30,700
810,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	855,578
	Total Energy Equipment & Services	1,607,073
	Oil, Gas & Consumable Fuels — 4.3%
5,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	5,397
450,000	Anadarko Petroleum Corp., Senior Notes, 8.700% due 3/15/19	534,991
870,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	954,179
10,000	Conoco Funding Co., Notes, 6.350% due 10/15/11	10,967
480,000	ConocoPhillips, Notes, 6.500% due 2/1/39	548,491
470,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	533,210
550,000	Gazprom, Loan Participation Notes, Senior Notes, 6.510% due 3/7/22(d)	444,125
	Hess Corp., Notes:
560,000	8.125% due 2/15/19	671,327
90,000	7.875% due 10/1/29	104,397
565,000	7.300% due 8/15/31	621,402
226,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(d)	176,280
130,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(d)	122,525
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	323,374
10,000	6.950% due 7/1/24	10,115
820,000	7.875% due 9/15/31	898,544
	Kinder Morgan Energy Partners LP:
750,000	Medium-Term Notes, 6.950% due 1/15/38	814,612
	Senior Notes:
65,000	7.125% due 3/15/12	70,402
35,000	5.000% due 12/15/13	35,914
60,000	6.000% due 2/1/17	61,811
790,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	904,865
634,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	601,805
130,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	137,637
	Williams Cos. Inc.:
160,000	Debentures, 7.500% due 1/15/31	160,424
	Notes:
290,000	7.875% due 9/1/21	316,000

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	17

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 4.3% continued
$663,000	8.750% due 3/15/32	$749,493
300,000	Senior Notes, 7.750% due 6/15/31	305,304
	XTO Energy Inc., Senior Notes:
645,000	7.500% due 4/15/12	716,707
240,000	5.500% due 6/15/18	250,674
	Total Oil, Gas & Consumable Fuels	11,084,972
	TOTAL ENERGY	12,692,045
FINANCIALS — 16.1%
	Capital Markets — 1.8%
730,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	781,817
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(b)(g)	21,450
	Goldman Sachs Group Inc.:
	Notes:
570,000	4.500% due 6/15/10	586,692
20,000	5.450% due 11/1/12	21,399
560,000	Senior Notes, 6.000% due 5/1/14	607,437
	Kaupthing Bank HF:
	Senior Notes:
1,030,000	5.750% due 10/4/11(d)(f)(h)	159,650
360,000	7.625% due 2/28/15(d)(f)(h)	48,600
440,000	Subordinated Notes, 7.125% due 5/19/16(d)(f)(h)	1,100
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(b)(g)(h)	13
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
1,230,000	6.750% due 12/28/17(h)	123
	Senior Unsecured:
45,000	5.250% due 2/6/12(h)	7,988
190,000	6.200% due 9/26/14(h)	33,725
1,460,000	Subordinated Notes, 6.500% due 7/19/17(h)	146
1,090,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	1,100,504
	Morgan Stanley, Medium-Term Notes:
110,000	5.625% due 1/9/12	114,589
180,000	0.960% due 10/18/16(b)	156,008
940,000	UBS AG Stamford CT, Medium-Term Notes, 5.750% due 4/25/18	888,633
	Total Capital Markets	4,529,874

See Notes to Financial Statements.

18	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 2.5%
$880,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(b)(g)	$519,474
510,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	529,486
160,000	Eksportfinans A/S, Notes, 5.500% due 5/25/16	167,911
	Glitnir Banki HF:
	Notes:
130,000	6.330% due 7/28/11(d)(f)(h)	26,650
290,000	6.375% due 9/25/12(d)(f)(h)	59,450
350,000	Subordinated Bonds, 7.451% due 9/14/16(b)(d)(f)(g)(h)	210
420,000	Subordinated Notes, 6.693% due 6/15/16(b)(d)(f)(h)	252
130,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(b)(d)(g)	49,744
930,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(d)(f)(h)	32,550
370,000	Lloyds TSB Bank PLC, Senior Notes, 2.800% due 4/2/12(d)(e)	375,633
260,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(b)(d)(g)	303,704
140,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds, 7.191% due 7/30/15(b)(d)(g)	102,310
200,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(b)(g)	92,106
800,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17(d)	724,000
350,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(b)(d)	280,117
200,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(d)(g)	96,104
690,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(b)	444,248
1,420,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(b)(g)	930,405
	Wachovia Corp.:
620,000	Medium Term Notes, 5.500% due 5/1/13	650,288
170,000	Senior Notes, 5.750% due 6/15/17	172,997
640,000	Wells Fargo Bank NA, Subordinated Notes, 5.950% due 8/26/36	592,623
360,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	292,474
	Total Commercial Banks	6,442,736
	Consumer Finance — 4.0%
330,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(b)	241,209
140,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	144,171
180,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	104,179

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	19

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 4.0% continued
	Ford Motor Credit Co.:
$230,000	Bonds, 7.375% due 2/1/11	$221,838
4,420,000	Notes, 7.375% due 10/28/09	4,412,159
210,000	Senior Notes, 7.250% due 10/25/11	197,283
	GMAC LLC:
560,000	Notes, 2.200% due 12/19/12	562,117
	Senior Notes:
2,909,000	7.750% due 1/19/10(d)	2,894,455
332,000	7.500% due 12/31/13(d)	285,520
286,000	Subordinated Notes, 8.000% due 12/31/18(d)	220,220
	SLM Corp., Medium-Term Notes:
150,000	5.000% due 10/1/13	105,471
150,000	5.375% due 5/15/14	104,796
1,530,000	5.625% due 8/1/33	791,521
	Total Consumer Finance	10,284,939
	Diversified Financial Services — 6.1%
280,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(b)(d)	61,654
300,000	Aiful Corp., Notes, 5.000% due 8/10/10(d)	186,412
433,208	Air 2 US, Notes, 8.027% due 10/1/19(d)	308,119
370,000	Asian Development Bank, Notes, 2.750% due 5/21/14	367,786
470,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(b)(g)	402,571
	Citigroup Funding Inc., Notes:
640,000	2.125% due 7/12/12	642,877
630,000	2.250% due 12/10/12	632,146
	Citigroup Inc.:
	Notes:
230,000	5.100% due 9/29/11	227,761
770,000	6.500% due 8/19/13	785,313
800,000	6.875% due 3/5/38	708,689
850,000	Subordinated Notes, 5.000% due 9/15/14	761,570
60,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	60,155
	General Electric Capital Corp.:
1,320,000	Medium-Term Notes, 5.450% due 1/15/13	1,377,164
	Senior Notes:
1,890,000	2.125% due 12/21/12	1,889,822
460,000	6.875% due 1/10/39	453,119
970,000	Subordinated Debentures, 6.375% due 11/15/67(b)	689,339

See Notes to Financial Statements.

20	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 6.1% continued
$225,000	HSBC Finance Corp., Notes, 4.125% due 11/16/09	$226,317
20,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(b)(d)	6,500
	JPMorgan Chase & Co., Subordinated Notes:
300,000	5.125% due 9/15/14	310,816
160,000	5.150% due 10/1/15	162,101
1,930,000	6.125% due 6/27/17	2,014,409
590,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds, 5.611% due 9/15/51(d)	404,758
400,000	Merna Reinsurance Ltd., Subordinated Notes, 2.348% due 6/30/12(b)(d)	375,600
100,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(b)(g)	90,463
730,000	Private Export Funding Corp., 3.550% due 4/15/13	762,693
930,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(b)(d)(g)	818,428
	TNK-BP Finance SA, Senior Notes:
140,000	7.500% due 7/18/16(d)	129,850
710,000	7.875% due 3/13/18(d)	649,650
230,000	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	275,124
	Total Diversified Financial Services	15,781,206
	Insurance — 1.5%
	American International Group Inc.:
610,000	Junior Subordinated Debentures, 6.250% due 3/15/37	137,250
100,000	Medium-Term Notes, 5.850% due 1/16/18	52,697
20,000	ASIF Global Financing XIX, 4.900% due 1/17/13(d)	17,864
645,000	Chubb Corp., Senior Notes, 5.750% due 5/15/18	687,185
1,625,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	1,279,184
1,460,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(b)	1,243,707
	Willis North America Inc., Senior Notes:
350,000	5.125% due 7/15/10	350,478
130,000	5.625% due 7/15/15	116,504
	Total Insurance	3,884,869
	Thrifts & Mortgage Finance — 0.2%
	Countrywide Financial Corp.:
70,000	Medium-Term Notes, 5.800% due 6/7/12	71,893
600,000	Subordinated Notes, 6.250% due 5/15/16	561,878
	Total Thrifts & Mortgage Finance	633,771
	TOTAL FINANCIALS	41,557,395

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	21

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

HEALTH CARE — 0.9%
	Health Care Providers & Services — 0.3%
$580,000	Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	$568,521
	WellPoint Inc., Notes:
40,000	5.875% due 6/15/17	40,081
190,000	7.000% due 2/15/19	203,276
	Total Health Care Providers & Services	811,878
	Pharmaceuticals — 0.6%
560,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	634,760
320,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19(d)	355,538
420,000	Wyeth, Notes, 5.950% due 4/1/37	450,101
	Total Pharmaceuticals	1,440,399
	TOTAL HEALTH CARE	2,252,277
INDUSTRIALS — 0.8%
	Aerospace & Defense — 0.1%
	Boeing Co., Senior Notes:
250,000	6.000% due 3/15/19	274,380
120,000	4.875% due 2/15/20	121,475
	Total Aerospace & Defense	395,855
	Airlines — 0.2%
272,268	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	231,428
	JetBlue Airways Corp.:
231,983	1.258% due 8/15/16(b)	144,120
300,000	1.333% due 11/15/16(b)	145,500
	Total Airlines	521,048
	Commercial Services & Supplies — 0.3%
635,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	681,183
	Industrial Conglomerates — 0.2%
	Tyco International Group SA:
40,000	Guaranteed Notes, 6.750% due 2/15/11	42,159
100,000	Notes, 6.000% due 11/15/13	107,281
75,000	Senior Notes, 6.375% due 10/15/11	80,260
310,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	316,108
20,000	United Technologies Corp., Senior Notes, 5.400% due 5/1/35	19,964
	Total Industrial Conglomerates	565,772
	TOTAL INDUSTRIALS	2,163,858
MATERIALS — 1.0%
	Chemicals — 0.1%
310,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	341,335

See Notes to Financial Statements.

22	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Metals & Mining — 0.7%
$210,000	Barrick Gold Corp., Senior Notes, 6.950% due 4/1/19	$244,262
670,000	BHP Billiton Finance USA Ltd., Senior Notes, 6.500% due 4/1/19	763,896
140,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	147,197
150,000	Rio Tinto Finance USA Ltd., Senior Notes, 5.875% due 7/15/13	159,019
	Vale Overseas Ltd., Notes:
200,000	8.250% due 1/17/34	233,511
180,000	6.875% due 11/21/36	182,361
	Total Metals & Mining	1,730,246
	Paper & Forest Products — 0.2%
445,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	455,322
	TOTAL MATERIALS	2,526,903
TELECOMMUNICATION SERVICES — 2.4%
	Diversified Telecommunication Services — 1.8%
90,000	AT&T Corp., Senior Notes, 8.000% due 11/15/31	112,039
450,000	AT&T Inc., Global Notes, 6.550% due 2/15/39	501,340
	BellSouth Corp., Notes:
10,000	4.750% due 11/15/12	10,567
370,000	6.875% due 10/15/31	386,448
100,000	British Telecommunications PLC, Senior Notes, 9.125% due 12/15/10	107,539
375,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	402,136
	Koninklijke KPN NV, Senior Notes:
80,000	8.000% due 10/1/10	84,454
500,000	8.375% due 10/1/30	627,620
90,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	96,534
320,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	326,277
	Telecom Italia Capital SA, Senior Notes:
70,000	4.950% due 9/30/14	71,644
380,000	6.999% due 6/4/18	420,057
	Verizon Communications Inc.:
730,000	Bonds, 6.900% due 4/15/38	842,316
190,000	Senior Notes, 8.950% due 3/1/39	262,297
35,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	39,656
310,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	334,062
	Total Diversified Telecommunication Services	4,624,986
	Wireless Telecommunication Services — 0.6%
200,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	197,406
190,000	New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31	248,757

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	23

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 0.6% continued
	Sprint Capital Corp., Senior Notes:
$940,000	8.375% due 3/15/12	$956,450
30,000	8.750% due 3/15/32	25,987
70,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18(d)	89,044
	Total Wireless Telecommunication Services	1,517,644
	TOTAL TELECOMMUNICATION SERVICES	6,142,630
UTILITIES — 1.7%
	Electric Utilities — 1.2%
5,000	Cleveland Electric Illuminating Co., Senior Notes, 5.700% due 4/1/17	5,069
700,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	760,545
380,000	Exelon Corp., Bonds, 5.625% due 6/15/35	338,898
	FirstEnergy Corp., Notes:
350,000	6.450% due 11/15/11	373,550
905,000	7.375% due 11/15/31	998,192
	Pacific Gas & Electric Co.:
425,000	First Mortgage Bonds, 6.050% due 3/1/34	462,751
150,000	Senior Notes, 8.250% due 10/15/18	189,035
20,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	21,160
	Total Electric Utilities	3,149,200
	Independent Power Producers & Energy Traders — 0.2%
	TXU Corp., Senior Notes:
230,000	5.550% due 11/15/14	168,091
50,000	6.500% due 11/15/24	28,211
570,000	6.550% due 11/15/34	306,035
	Total Independent Power Producers & Energy Traders	502,337
	Multi-Utilities — 0.3%
	Dominion Resources Inc.:
30,000	Notes, 4.750% due 12/15/10	30,916
645,000	Senior Notes, 5.700% due 9/17/12	694,969
	Total Multi-Utilities	725,885
	TOTAL UTILITIES	4,377,422
	TOTAL CORPORATE BONDS & NOTES (Cost — $87,809,713)	79,264,660
MUNICIPAL BOND — 0.0%
	Oregon — 0.0%
100,000	Oregon State, GO, Taxable Pension, 5.892% due 6/1/27 (Cost — $105,901)	100,540

See Notes to Financial Statements.

24	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

SOVEREIGN BONDS — 0.3%
	Mexico — 0.1%
	United Mexican States, Medium-Term Notes:
$4,000	5.625% due 1/15/17	$4,100
319,000	6.750% due 9/27/34	330,165
	Total Mexico	334,265
	Russia — 0.2%
451,200	Russian Federation, 7.500% due 3/31/30(d)	460,675
	TOTAL SOVEREIGN BONDS (Cost — $838,516)	794,940
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 18.6%
	U.S. Government Agencies — 15.1%
900,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(d)	965,263
	Federal Home Loan Bank (FHLB):
10,000,000	0.605% due 11/20/09(b)	10,004,310
	Bonds:
500,000	1.625% due 7/27/11	504,084
380,000	1.750% due 8/22/12	377,944
	Federal Home Loan Mortgage Corp. (FHLMC):
690,000	5.300% due 5/12/20(a)	691,065
17,400,000	Notes, 0.221% due 10/19/09(a)(b)	17,399,756
490,000	Senior Notes, 3.000% due 7/28/14(a)	495,155
	Federal National Mortgage Association (FNMA):
110,000	6.000% due 4/18/36(a)	115,023
430,000	Senior Notes, 5.500% due 9/14/17(a)	432,430
210,000	STRIPS, zero coupon bond to yield 8.014% due 2/1/19(a)	117,645
1,070,000	Subordinated Debentures, zero coupon bond to yield 6.173% due 10/9/19(a)	597,993
	Subordinated Notes:
1,190,000	6.250% due 2/1/11(a)	1,260,634
730,000	5.250% due 8/1/12(a)	773,201
670,000	4.625% due 5/1/13(a)	699,700
	Financing Corp. (FICO) Strip:
410,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	267,298
	Debentures:
120,000	Zero coupon bond to yield 4.448% due 2/8/18	81,666
440,000	Zero coupon bond to yield 4.470% due 5/11/18	295,863
340,000	Zero coupon bond to yield 4.558% due 8/3/18	225,307
190,000	Zero coupon bond to yield 4.558% due 8/3/18	125,907
180,000	Zero coupon bond to yield 4.558% due 8/3/18	119,280
2,360,000	Zero coupon bond to yield 5.192% due 3/7/19	1,500,816

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	25

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS CORE BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Agencies — 15.1% continued
$60,000	Zero coupon bond to yield 4.727% due 6/6/19	$37,534
	Notes:
350,000	Zero coupon bond to yield 4.469% due 4/6/18	236,414
420,000	Zero coupon bond to yield 4.558% due 8/3/18	278,320
930,000	Zero coupon bond to yield 5.280% due 9/26/19	569,298
780,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	852,120
	Total U.S. Government Agencies	39,024,026
	U.S. Government Obligations — 3.5%
	U.S. Treasury Bonds:
100,000	8.750% due 5/15/17	136,789
540,000	8.875% due 8/15/17	746,719
10,000	5.375% due 2/15/31	11,483
334,000	4.500% due 5/15/38	344,438
20,000	3.500% due 2/15/39	17,291
2,960,000	4.250% due 5/15/39	2,930,409
	U.S. Treasury Notes:
70,000	4.000% due 8/31/09	70,219
570,000	4.000% due 8/15/18	593,201
920,000	2.750% due 2/15/19	864,582
814,000	3.125% due 5/15/19	789,070
	U.S. Treasury Strip Principal (STRIPS):
550,000	Zero coupon bond to yield 3.500% due 5/15/18	399,749
2,470,000	Zero coupon bond to yield 5.470% due 11/15/21	1,451,527
1,720,000	Zero coupon bond to yield 3.890% due 5/15/30	678,794
	Total U.S. Government Obligations	9,034,271
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $47,753,472)	48,058,297
U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.1%
	U.S. Treasury Bonds, Inflation Indexed:
584,231	2.375% due 1/15/25	597,012
829,583	2.000% due 1/15/26	806,510
1,272,432	2.375% due 1/15/27(i)	1,303,049
2,061,834	1.750% due 1/15/28(i)	1,921,372
1,633,407	2.500% due 1/15/29	1,710,484
1,248,730	3.875% due 4/15/29	1,565,595
17,359	U.S. Treasury Notes, Inflation Indexed, 2.000% due 1/15/14	17,723
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,712,776)	7,921,745

See Notes to Financial Statements.

26	Legg Mason Partners Core Bond Fund 2009 Annual Report

LEGG MASON PARTNERS CORE BOND FUND
SHARES	SECURITY	VALUE

CONVERTIBLE PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Thrifts & Mortgage Finance — 0.0%
1	Federal National Mortgage Association (FNMA), 5.375%(a)* (Cost — $95,000)	$2,750
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
513	Preferred Blocker Inc., 7.000%(d)	236,253
	Thrifts & Mortgage Finance — 0.0%
34,700	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(a)(b)*	45,457
1,100	Federal National Mortgage Association (FNMA), 7.000%(a)(b)*	2,530
25,025	Federal National Mortgage Association (FNMA), 8.250%(a)*	46,546
	Total Thrifts & Mortgage Finance	94,533
	TOTAL PREFERRED STOCKS (Cost — $1,654,245)	330,786
CONTRACTS
PURCHASED OPTION — 0.0%
13	Eurodollar Futures, Put @ $99.38, expires 9/14/09 (Cost — $1,040)	812
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $300,992,524)	269,741,974
FACE AMOUNT
SHORT-TERM INVESTMENTS — 12.5%
	U.S. Government Agency — 3.5%
$9,000,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.225% due 10/5/09(a)(j) (Cost — $8,996,344)	8,997,714
	U.S. Government Obligation — 0.4%
1,000,000	U.S. Treasury Bills, 0.170% due 10/29/09(j) (Cost — $999,581)	999,589
	Repurchase Agreement — 8.6%
22,242,000	Morgan Stanley tri-party repurchase agreement dated 7/31/09, 0.150% due 8/3/09; Proceeds at maturity — $22,242,278; (Fully collateralized by U.S. government agency obligations, 1.500% to 5.500% due 1/7/11 to 7/18/16; Market value — $22,842,895 (Cost — $22,242,000)	22,242,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $32,237,925)	32,239,303
	TOTAL INVESTMENTS — 117.1% (Cost — $333,230,449#)	301,981,277
	Liabilities in Excess of Other Assets — (17.1)%	(44,147,291)
	TOTAL NET ASSETS — 100.0%	$257,833,986

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	27

Schedule of investments continued

July 31, 2009

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2009.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of July 31, 2009.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $334,076,778.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
GMAC	—General Motors Acceptance Corp.
GO	—General Obligation
HELOC	—Home Equity Line of Credit
MASTR	—Mortgage Asset Securitization Transactions Inc.
STRIPS	—Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
13	Eurodollar Futures, Call	9/14/09	$99.25	$8,775
24	Eurodollar Futures, Call	3/15/10	99.00	16,200
13	Eurodollar Futures, Put	9/14/09	99.13	406
22	Eurodollar Futures, Put	9/14/09	99.00	550
10	Eurodollar Futures, Put	3/15/10	98.88	6,062
14	Eurodollar Futures, Put	3/15/10	98.75	7,525
13	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	124.00	203
19	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	119.50	5,047
16	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	118.00	12,250
20	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	117.00	21,875
25	U.S. Treasury 10-Year Notes Futures, Call	8/21/09	115.50	55,469
10	U.S. Treasury 10-Year Notes Futures, Put	8/21/09	112.00	469
78	U.S. Treasury 10-Year Notes Futures, Put	8/21/09	116.00	45,094
15	U.S. Treasury 30-Year Bonds Futures, Put	8/21/09	115.00	9,141
24	U.S. Treasury Bonds Futures, Call	8/21/09	120.00	22,125
	TOTAL WRITTEN OPTIONS (Premiums received — $261,667)			$211,191

See Notes to Financial Statements.

28	Legg Mason Partners Core Bond Fund 2009 Annual Report

Statement of assets and liabilities

July 31, 2009

ASSETS:
Investments, at value (Cost — $333,230,449)	$301,981,277
Cash	4,534
Receivable for securities sold	4,150,325
Premiums paid for open swaps	2,036,596
Dividends and interest receivable	1,897,297
Unrealized appreciation on swaps	1,091,579
Receivable for Fund shares sold	914,698
Receivable from broker — variation margin on open futures contracts	272,091
Principal paydown receivable	69,370
Receivable for open swap contracts	40,305
Prepaid expenses	30,355
Total Assets	312,488,427
LIABILITIES:
Payable for securities purchased	51,643,088
Payable for Fund shares repurchased	857,293
Unrealized depreciation on swaps	779,455
Premiums received on open swaps	759,606
Written options, at value (premium received $261,667)	211,191
Investment management fee payable	117,394
Distribution fees payable	80,707
Distributions payable	53,524
Trustees’ fees payable	26,083
Payable for open swap contracts	531
Accrued expenses	125,569
Total Liabilities	54,654,441
TOTAL NET ASSETS	$257,833,986
NET ASSETS:
Par value (Note 7)	$238
Paid-in capital in excess of par value	285,259,964
Undistributed net investment income	320,491
Accumulated net realized gain on investments, futures contracts, written options and swap contracts	3,088,538
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(30,835,245)
TOTAL NET ASSETS	$257,833,986

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	29

Statement of assets and liabilities continued

July 31, 2009

Shares Outstanding:
Class A	17,261,353
Class B	1,891,392
Class C	4,632,516
Class R	52,238
Net Asset Value:
Class A (and redemption price)	$10.82
Class B*	$10.80
Class C*	$10.81
Class R	$10.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.30

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Legg Mason Partners Core Bond Fund 2009 Annual Report

Statement of operations

For the Year Ended July 31, 2009

INVESTMENT INCOME:
Interest	$12,470,118
Dividends	38,310
Total Investment Income	12,508,428
EXPENSES:
Investment management fee (Note 2)	1,377,019
Distribution fees (Notes 2 and 5)	964,494
Transfer agent fees (Note 5)	186,159
Registration fees	52,515
Shareholder reports (Note 5)	39,532
Audit and tax	36,000
Custody fees	10,018
Insurance	5,720
Trustees’ fees	3,759
Legal fees	1,129
Miscellaneous expenses	8,989
Total Expenses	2,685,334
NET INVESTMENT INCOME	9,823,094
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	4,615,925
Futures contracts	4,409,342
Written options	667,451
Swap contracts	(2,453,200)
Net Realized Gain	7,239,518
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(6,575,674)
Futures contracts	(64,146)
Written options	50,476
Swap contracts	669,161
Change in Net Unrealized Appreciation/Depreciation	(5,920,183)
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	1,319,335
INCREASE IN NET ASSETS FROM OPERATIONS	$11,142,429

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	31

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2009	2008
OPERATIONS:
Net investment income	$9,823,094	$12,209,403
Net realized gain	7,239,518	1,896,950
Change in net unrealized appreciation/depreciation	(5,920,183)	(23,236,373)
Increase (Decrease) in Net Assets From Operations	11,142,429	(9,130,020)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(9,933,996)	(12,303,561)
Net realized gains	(810,459)	—
Decrease in Net Assets From Distributions to Shareholders	(10,744,455)	(12,303,561)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	62,895,021	102,261,985
Reinvestment of distributions	9,841,701	9,582,588
Cost of shares repurchased	(102,626,271)	(97,056,357)
Net assets of shares issued in connection with merger (Note 9)	—	75,488,923
Increase (Decrease) in Net Assets From Fund Share Transactions	(29,889,549)	90,277,139
INCREASE (DECREASE) IN NET ASSETS	(29,491,575)	68,843,558
NET ASSETS:
Beginning of year	287,325,561	218,482,003
End of year*	$257,833,986	$287,325,561
* Includes undistributed and (overdistributed) net investment income, respectively, of:	$320,491	$(98,132)

See Notes to Financial Statements.

32	Legg Mason Partners Core Bond Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.73	$11.50	$11.22	$11.52	$11.52
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.41	0.49	0.54	0.58	0.58
Net realized and unrealized gain (loss)	0.13	(0.76)	0.29	(0.31)	0.04
Total income (loss) from operations	0.54	(0.27)	0.83	0.27	0.62
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.50)	(0.55)	(0.57)	(0.62)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.45)	(0.50)	(0.55)	(0.57)	(0.62)
NET ASSET VALUE, END OF YEAR	$10.82	$10.73	$11.50	$11.22	$11.52
Total return[2]	5.41%	(2.53)%	7.43%[3]	2.45%	5.45%
NET ASSETS, END OF YEAR (000s)	$186,742	$197,941	$124,513	$86,798	$78,455
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.93%	0.94%	1.01%[4]	1.03%	1.07%
Net expenses	0.93	0.94 [5]	1.01 [4,6]	1.02 [6]	1.06 [6]
Net investment income	4.06	4.32	4.66	5.16	4.99
PORTFOLIO TURNOVER RATE	44%[7]	56%[7]	373%[7]	249%[7]	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.99%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 342%, 449%, 586% and 258% for the years ended July 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.72	$11.48	$11.20	$11.51	$11.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	0.43	0.48	0.52	0.52
Net realized and unrealized gain (loss)	0.11	(0.76)	0.28	(0.31)	0.04
Total income (loss) from operations	0.47	(0.33)	0.76	0.21	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.43)	(0.48)	(0.52)	(0.56)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.39)	(0.43)	(0.48)	(0.52)	(0.56)
NET ASSET VALUE, END OF YEAR	$10.80	$10.72	$11.48	$11.20	$11.51
Total return[2]	4.69%	(3.02)%	6.83%[3]	1.88%	4.90%
NET ASSETS, END OF YEAR (000s)	$20,434	$27,540	$36,521	$49,898	$83,070
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.52%	1.53%	1.59%[4]	1.58%	1.59%
Net expenses	1.52	1.53 [5]	1.58 [4,6]	1.56 [6]	1.57 [6]
Net investment income	3.49	3.75	4.10	4.59	4.48
PORTFOLIO TURNOVER RATE	44%[7]	56%[7]	373%[7]	249%[7]	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 342%, 449%, 586% and 258% for the years ended July 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

34	Legg Mason Partners Core Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.73	$11.49	$11.21	$11.52	$11.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.37	0.44	0.49	0.53	0.52
Net realized and unrealized gain (loss)	0.11	(0.75)	0.29	(0.32)	0.05
Total income (loss) from operations	0.48	(0.31)	0.78	0.21	0.57
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.45)	(0.50)	(0.52)	(0.56)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.40)	(0.45)	(0.50)	(0.52)	(0.56)
NET ASSET VALUE, END OF YEAR	$10.81	$10.73	$11.49	$11.21	$11.52
Total return[2]	4.86%	(2.88)%	6.94%[3]	1.88%	5.04%
NET ASSETS, END OF YEAR (000s)	$50,093	$61,366	$57,187	$48,809	$56,718
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.37%	1.39%	1.47%[4]	1.50%	1.56%
Net expenses	1.37	1.39 [5]	1.47 [4,6]	1.48 [6]	1.54 [6]
Net investment income	3.64	3.88	4.20	4.68	4.51
PORTFOLIO TURNOVER RATE	44%[7]	56%[7]	373%[7]	249%[7]	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45%.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 342%, 449%, 586% and 258% for the years ended July 31, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements.

Legg Mason Partners Core Bond Fund 2009 Annual Report	35

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.73	$11.49	$11.73
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.36	0.46	0.28
Net realized and unrealized gain (loss)	0.12	(0.75)	(0.21)
Total income (loss) from operations	0.48	(0.29)	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.47)	(0.31)
Net realized gains	(0.03)	—	—
Total distributions	(0.40)	(0.47)	(0.31)
NET ASSET VALUE, END OF YEAR	$10.81	$10.73	$11.49
Total return[3]	4.84%	(2.66)%	0.55%[4]
NET ASSETS, END OF YEAR (000s)	$565	$479	$261
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.41%	1.18%	1.45%[5,6]
Net expenses	1.41	1.18 [7]	1.44 [5,6]
Net investment income	3.56	4.07	4.35 [5]
PORTFOLIO TURNOVER RATE	44%[8]	56%[8]	373%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to July 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 342%, 449% and 586% for the years ended July 31, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

36	Legg Mason Partners Core Bond Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through September 25, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Core Bond Fund 2009 Annual Report	37

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Mortgage-backed securities	—	$89,902,941	—	$89,902,941
Asset-backed securities	—	6,605,306	—	6,605,306
Collateralized mortgage obligations	—	36,529,855	$229,342	36,759,197
Corporate bonds & notes	—	79,264,660	—	79,264,660
Municipal bond	—	100,540	—	100,540
Sovereign bonds	—	794,940	—	794,940
U.S. government & agency obligations	—	48,058,297	—	48,058,297
U.S. treasury inflation protected securities	—	7,921,745	—	7,921,745
Convertible preferred stocks	—	2,750	—	2,750
Preferred stocks	$94,533	236,253	—	330,786
Purchased option	812	—	—	812
Total long-term investments	95,345	269,417,287	229,342	269,741,974
Short-term investments:
U.S. government agency	—	8,997,714	—	8,997,714
U.S. government obligation	—	999,589	—	999,589
Repurchase agreement	—	22,242,000	—	22,242,000
Total short-term investments	—	32,239,303	—	32,239,303
Total investments	$95,345	$301,656,590	$229,342	$301,981,277
Other financial instruments:
Written options	(211,191)	—	—	(211,191)
Futures contracts	51,327	—	—	51,327
Swaps:
Interest rate swaps†	—	309,889	—	309,889
Credit default swaps on credit indices — sell†	—	(597,975)	—	(597,975)
Credit default swaps on credit indices — buy†	—	1,877,200	—	1,877,200
Total financial instruments	(159,864)	1,589,114	—	1,429,250
Total	$(64,519)	$303,245,704	$229,342	$303,410,527

†	Values include any premiums paid or received with respect to swap contracts.

38	Legg Mason Partners Core Bond Fund 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of July 31, 2008	$198,000	$1,249,551	$1,447,551
Accrued premiums/discounts	—	—	—
Realized gain (loss)[1]	—	(685)	(685)
Change in unrealized appreciation (depreciation)[2]	(52,500)	(344,132)	(396,632)
Net purchases (sales)	—	(206,436)	(206,436)
Net transfers in and/or out of Level 3	(145,500)	(468,956)	(614,456)
Balance as of July 31, 2009	—	229,342	229,342
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009[2]	—	$(283,099)	$(283,099)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value

Legg Mason Partners Core Bond Fund 2009 Annual Report	39

Notes to financial statements continued

are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

40	Legg Mason Partners Core Bond Fund 2009 Annual Report

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon

Legg Mason Partners Core Bond Fund 2009 Annual Report	41

Notes to financial statements continued

maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2009 was $667,701. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these all swaps was $1,900,000. If a defined credit event had occurred as of July 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $11,722,914 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no

42	Legg Mason Partners Core Bond Fund 2009 Annual Report

credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Legg Mason Partners Core Bond Fund 2009 Annual Report	43

Notes to financial statements continued

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of July 31, 2009, the three-month London Interbank Offered Rate was 0.48%.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

44	Legg Mason Partners Core Bond Fund 2009 Annual Report

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the investment manager. The Fund bears the market risk arising from any change in index values or interest rates.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(l) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Core Bond Fund 2009 Annual Report	45

Notes to financial statements continued

(n) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN
(a)	$529,525	$(529,525)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

46	Legg Mason Partners Core Bond Fund 2009 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2009, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$26,000	$12,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2009, the Fund had accrued $10,105 as deferred compensation payable.

Legg Mason Partners Core Bond Fund 2009 Annual Report	47

Notes to financial statements continued

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$42,240,169	$1,003,475,613
Sales	63,014,558	1,089,038,504

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,852,606
Gross unrealized depreciation	(38,948,107)
Net unrealized depreciation	$(32,095,501)

At July 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90 Day Eurodollar	52	9/09	$12,837,076	$12,935,650	$98,574
90 Day Eurodollar	14	12/09	3,451,995	3,475,150	23,155
90 Day Eurodollar	83	3/10	20,469,693	20,545,613	75,920
90 Day Eurodollar	24	6/10	5,915,070	5,917,800	2,730
90 Day Eurodollar	28	9/10	6,876,612	6,876,100	(512)
U.S. Treasury 30-Year Bonds	46	9/09	5,406,902	5,474,000	67,098
U.S. Treasury 2-Year Notes	143	9/09	31,002,278	30,970,672	(31,606)
U.S. Treasury 5-Year Notes	569	9/09	65,674,103	65,652,821	(21,282)
					214,077
Contracts to Sell:
U.S. Treasury 10-Year Notes	275	9/09	32,089,594	32,252,344	(162,750)
Net unrealized gain on open futures contracts					$51,327

During the year ended July 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	PREMIUMS
Written options, outstanding July 31, 2008	—	—
Options written	13,001,672	$1,410,060
Options closed	(13,000,520)	(539,514)
Options expired	(836)	(608,879)
Written options, outstanding July 31, 2009	316	$261,667

48	Legg Mason Partners Core Bond Fund 2009 Annual Report

At July 31, 2009, the Fund held TBA securities with a total cost of $47,292,928.

At July 31, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Interest Rate Swaps:
Morgan Stanley & Co. Inc.	$2,410,000	9/16/19	3.250% semi annually	3-Months LIBOR	$(33,045)	$144,679
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	(27,769)	126,897
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Months LIBOR	(30,481)	129,608
Net unrealized appreciation on open interest rate swap contracts						$401,184

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$9,183,365	6/20/13	3.500% quarterly	$(307,907)	$(294,380)	$(13,527)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	739,549	7/25/45	0.180% monthly	(173,794)	(46,214)	(127,580	)*
Credit Suisse First Boston Inc. (CMBX)	1,000,000	12/13/49	0.080% monthly	(186,000)	(327,717)	141,717	*
Morgan Stanley & Co. Inc. (DOW Jones CDX Crossover Index)	800,000	6/20/14	5.000% quarterly	69,726	24,691	45,035
Net unrealized appreciation on sales of credit default swaps on credit indices						$45,645

Legg Mason Partners Core Bond Fund 2009 Annual Report	49

Notes to financial statements continued

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX)	$1,400,000	12/17/51	0.960% monthly	$800,800	$297,157	$503,643	*
Credit Suisse First Boston Inc. (CMBX)	1,000,000	2/17/51	0.350% monthly	203,100	334,384	(131,284	)*
Credit Suisse First Boston Inc. (CMBX)	1,000,000	12/13/49	0.080% monthly	186,000	330,339	(144,339	)*
Credit Suisse First Boston Inc. (CMBX)	2,500,000	2/17/51	0.350% monthly	507,750	836,833	(329,083	)*
Citigroup Global Markets Inc. (CMBX)	300,000	12/13/49	0.080% quarterly	55,800	64,222	(8,422)
Citigroup Global Markets Inc. (CMBX)	1,500,000	10/12/52	0.100% monthly	123,750	148,970	(25,220)
Net unrealized depreciation on buys of credit default swaps on credit indices						$(134,705)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

50	Legg Mason Partners Core Bond Fund 2009 Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at July 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$267,477	—	—	$267,477
Swap contracts[3]	309,889	$1,946,926	—	2,256,815
Total	$577,366	$1,946,926	—	$2,524,292

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$211,191	—	—	$211,191
Futures contracts[2]	216,150	—	—	216,150
Swap contracts[3]	—	$667,701	—	667,701
Total	$427,341	$667,701	—	$1,095,042

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended July 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$645,385	—	—	$645,385
Futures contracts	1,103,074	—	—	1,103,074
Swap contracts	(1,209,195)	$147,556	—	(1,061,639)
Total	$539,264	$147,556	—	$686,820

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$258,527	—	—	$258,527
Futures contracts	(1,512,809)	—	—	(1,512,809)
Swap contracts	1,982,105	$(210,747)	—	1,771,358
Total	$727,823	$(210,747)	—	$517,076

Legg Mason Partners Core Bond Fund 2009 Annual Report	51

Notes to financial statements continued

The Fund had average notional balances on credit default swap contracts (to sell protection) of $11,534,145, and credit default swap contracts (to buy protection) of $3,000,000, average market values of $236,520, $155,771,554 and $29,464,084 on written options, futures contracts (to buy) and futures contracts (to sell), respectively, during the year ended July 31, 2009.

The Fund had an average notional balance on open interest rate swap contracts of $13,976,000 during the year ended July 31, 2009.

During the year ended July 31, 2009, the Fund did not have any open forward foreign currency contracts.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each Class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$443,497	$126,874	$23,435
Class B	166,058	29,747	9,288
Class C	352,813	28,255	6,761
Class R	2,126	1,283	48
Total	$964,494	$186,159	$39,532

6. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$7,279,699	$8,500,725
Class B	783,040	1,251,281
Class C	1,855,973	2,532,670
Class R	15,284	18,885
Total	$9,933,996	$12,303,561
Net Realized Gains:
Class A	$571,047	—
Class B	74,769	—
Class C	163,435	—
Class R	1,208	—
Total	$810,459	—

52	Legg Mason Partners Core Bond Fund 2009 Annual Report

7. Shares of beneficial interest

At July 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	5,000,031	$50,935,776	6,670,770	$76,289,478
Shares issued on reinvestment	726,611	7,374,514	620,463	7,062,733
Shares repurchased	(6,909,706)	(70,175,558)	(6,216,576)	(70,625,494)
Shares issued with merger	—	—	6,541,112	75,488,923
Net increase (decrease)	(1,183,064)	$(11,865,268)	7,615,769	$88,215,640
Class B
Shares sold	343,761	$3,472,488	480,452	$5,517,406
Shares issued on reinvestment	75,560	763,834	71,386	813,058
Shares repurchased	(1,097,590)	(11,110,041)	(1,163,416)	(13,254,383)
Net decrease	(678,269)	$(6,873,719)	(611,578)	$(6,923,919)
Class C
Shares sold	810,812	$8,235,985	1,737,253	$19,987,192
Shares issued on reinvestment	166,446	1,686,855	148,276	1,687,912
Shares repurchased	(2,065,046)	(21,144,849)	(1,141,956)	(12,948,838)
Net increase (decrease)	(1,087,788)	$(11,222,009)	743,573	$8,726,266
Class R
Shares sold	24,649	$250,772	40,912	$467,909
Shares issued on reinvestment	1,622	16,498	1,664	18,885
Shares repurchased	(18,649)	(195,823)	(20,632)	(227,642)
Net increase	7,622	$71,447	21,944	$259,152

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS R
Daily 8/31/2009	$0.030955	$0.025614	$0.027167	$0.025803

Legg Mason Partners Core Bond Fund 2009 Annual Report	53

Notes to financial statements continued

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$10,744,455	$12,303,561

As of July 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,900,061
Other book/tax temporary differences(a)	(644,703)
Unrealized appreciation/(depreciation)(b)	(31,681,574)
Total accumulated earnings/(losses) — net	$(27,426,216)

During the taxable year ended July 31, 2009, the Fund utilized all $639,537 of its capital loss carryover available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Transfer of net assets

On September 21, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Core Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Core Bond Fund	6,541,112	$75,488,923

The total net assets of the Fund on the date of the transfer were $225,127,256. The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $1,015,052, accumulated net realized loss of $1,602,307 and accumulated net investment loss of $21,592. Total net assets of the Fund immediately after the transfer were $300,616,179. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned

54	Legg Mason Partners Core Bond Fund 2009 Annual Report

subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

Legg Mason Partners Core Bond Fund 2009 Annual Report	55

Notes to financial statements continued

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that

56	Legg Mason Partners Core Bond Fund 2009 Annual Report

they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 10. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Core Bond Fund 2009 Annual Report	57

Notes to financial statements continued

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

58	Legg Mason Partners Core Bond Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Core Bond Fund, a series of Legg Mason Partners Income Trust, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Bond Fund as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

Legg Mason Partners Core Bond Fund 2009 Annual Report	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Core Bond Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

60	Legg Mason Partners Core Bond Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners Core Bond Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

62	Legg Mason Partners Core Bond Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Legg Mason Partners Core Bond Fund	63

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None

64	Legg Mason Partners Core Bond Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	137
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Legg Mason Partners Core Bond Fund	65

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

66	Legg Mason Partners Core Bond Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Core Bond Fund	67

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2009:

Record Date	Daily	Daily
Payable Date	August 2008 through December 2008	January 2009 through July 2009
Interest from Federal obligations	14.33%	2.82%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

68	Legg Mason Partners Core Bond Fund

Legg Mason Partners
Core Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing 4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Core Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1539 9/09 SR09-903

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2008 and July 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,600 in 2008 and $201,170 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $12,900 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A and Form N-14 filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2008 and $18,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in the paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $7,200 for 2008 and $8,900 for 2009. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007 and October 10, 2008.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	October 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	October 5, 2009